SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2003

CONCORD EFS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-31527	04-2462252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee, 38133

(Address of Principal Executive Offices, including Zip Code)

(901) 371-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On October 23, 2003, Concord EFS, Inc. issued a press release regarding the proposed merger with First Data Corporation, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Form 8-K, including the exhibit hereto, is incorporated by reference into the Joint Proxy Statement/Prospectus that First Data Corporation filed with the Securities and Exchange Commission concerning the planned merger involving First Data Corporation and Concord EFS, Inc.

Item 7.    Financial Statements and Exhibits.

(a)-(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued by Concord EFS, Inc. dated October 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD EFS, INC.

Date: October 23, 2003	By:	/s/ J. Richard Buchignani

	Its:	J. Richard Buchignani Vice Chairman, Secretary and General Counsel

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Concord EFS, Inc. dated October 23, 2003.